                                                                 Exhibit 99.2



                      CERTIFICATION OF PERIODIC REPORT



I, Robert A. Clausen, Chief Financial Officer of Solutia Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 8, 2002




                                                     /s/ Robert A. Clausen
                                                     ---------------------
                                                     Robert A. Clausen
                                                     Chief Financial Officer